UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 19, 2024

NUTRA PHARMA CORP.

(Exact name of registrant as specified in its charter)

California	000-32141	91-2021600
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6400 Park of Commerce Blvd.
Suite 1B

Boca Raton, Florida 33487

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: 954-509-0911

1537 NW 65th Avenue
Plantation, FL 33313

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered under Section 12(b) of the Exchange Act:

Title of class	Trading symbol	Name of each exchange on which registered
N/A	N/A	N/A

Nutra Pharma Corp. is referred to herein as “we,” “our,” “us,” or the “Company”.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation of Rik J. Deitsch as our Chief Executive Officer, Director, Chairman of the Board, and Chief Financial Officer

As a result of the Company’s and Mr. Deitsch’s respective settlements with the Securities and Exchange Commission (the “SEC” or “Commission”) as further discussed below under Item 8.01, on March 19, 2024, Mr. Deitsch submitted a letter of resignation to our Board of Directors and thereby resigned as Chief Executive Officer, Director, Chairman of the Board, and Chief Financial Officer of Nutra Pharma Corp., effective immediately. Following his resignation as an officer and director of the Company, Mr. Deitsch will continue to work for the Company in a new role as the Company’s Operations Manager. Mr. Deitsch was appointed as the Company’s Operations Manager by our Board of Directors effective March 19, 2024.

Appointment of Dr. Michael Flax as our Chairman, Chief Financial Officer and Chief Executive Officer

On March 20, 2024, our Board of Directors unanimously approved of the appointment of Michael Flax, DDS as our Chief Executive Officer, Director, Chairman of the Board and Chief Financial Officer. Dr. Flax served previously as the Company’s President and Chief Executive Officer and as a member of our Board of Directors.

Dr. Michael Flax’s Biographical Information

Michael D. Flax, D.D.S., M.S., P.A. (69) was previously President and Chief Executive Officer of Nutra Pharma Corp. from November 2001 through November 2002. He also served as a Director of Nutra Pharma Corp. from November 2001 through June 2005.

From 2020 through the present, Dr. Flax has served on the Board of Appeals for United Healthcare of Fort Lauderdale, Florida. From July of 2011 through August of 2020, he served as the Program Director for Graduate Endodontics for the Nova Southeastern College of Dental Medicine in Fort Lauderdale. From May of 1998 through August of 2020, Dr. Flax served as the CEO and Co-Founder of Solstice Benefits in Fort Lauderdale. From August of 1996 through August of 2011, he served as an Associate Professor of Endodontics for the Nova Southeastern College of Dental Medicine in Fort Lauderdale. From June of 1986 through June of 2011, he was self-employed in the practice of Endodontics in Coral Springs, Florida. From 1986 through 1991, Dr. Flax served as an Instructor for the Department of Endodontics at the University of Pennsylvania School of Medicine – Graduate Division in Philadelphia, Pennsylvania. From 1986 through 1991, Dr. Flax served as an Instructor for the Department of Endodontics at Temple University School of Dentistry in Philadelphia, Pennsylvania. Dr. Flax is a Diplomate of the American Board of Endodontics, a member of the American Association of Endodontics, and a Fellow of the American College of Dentists.

Dr. Flax has several research papers and presentations including work on the solubility and biocompatibility of calcium hydroxide-containing root canal sealer as well as investigations into anaerobic bacteria in periapical lesions of human teeth. He also worked in medical devices and developed adhesives for pipettes during autoclave procedures.

Dr. Michael Flax holds a certificate from the University of Pennsylvania School of Dental Medicine in Endodontics, 1986, a D.D.S. from Georgetown University Dental School, 1981, an M.S. in chemistry from St. John’s University, 1977, and a B.A. major in chemistry, minor in engineering from Miami University in Oxford, Ohio. He is licensed to practice dentistry in the states of Florida, Maryland, New York, Pennsylvania, and the District of Columbia.

Item 7.01 Regulation FD Disclosure.

On March 22, 2024, the Company issued a press release regarding the bifurcated settlements with the Commission in Item 8.01 of this Current Report on Form 8-K; a copy of such press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated in this Item 7.01 by reference. The information included in this Item 7.01 and in Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 8.01 Other Events.

On March 19, 2024, the U.S. District Court for the Eastern District of New York (the “Court”) in SEC v. Nutra Pharma Corporation, Erik Deitsch a/k/a Rik Deitsch, and Sean Peter McManus, Case No. 1:18-cv-05459-JS (E.D.N.Y.), approved bifurcated settlements in the form of partial consent judgments (the “Consent Judgments”) entered by the Court. Pursuant to the Consent Judgments, the Company, Rik Deitsch and Sean McManus (collectively, the “Defendants”), without admitting or denying the allegations of the Complaint except as to jurisdiction and solely in respect of Mr. Deitsch and Mr. McManus, except as to certain exceptions to discharge under Section 523 of the Bankruptcy Code, resolved all liability issues as to each Defendant and certain remedies as to Mr. Deitsch and left open other issues relating to remedies regarding the appropriateness and amount of disgorgement and/or civil penalties to be paid as to all Defendants, and whether a penny stock bar shall be imposed against Mr. McManus, and if so, the length of any such bar, for later resolution by the Court upon motion or further settlement. The Consent Judgments, among other things:

(1)	Permanently enjoin Nutra Pharma Corp. from committing violations of the federal securities laws that the SEC has alleged in the case, including violations of Sections 5(a), 5(c), and 17(a) of the Securities Act, Sections 10(b) and 13(a) of the Securities Exchange Act, and Rules 10b-5, 13a-11, and 13a-13 thereunder;

(2)	Permanently enjoin Rik Deitsch from committing violations of the federal securities laws that the SEC has alleged in this case, including violations of Sections 5(a), 5(c), and 17(a) of the Securities Act, Sections 9(a)(2), 10(b), 13(a), 13(d), and 16(d) of the Securities Exchange Act, and Rules 10b-5, 13a-14, 13d-2, and 16a-3 thereunder; impose a three-year officer-and-director bar on Deitsch, pursuant to 15 U.S.C. §§ 77t(e) and 78u(d)(2); and impose a three-year penny-stock bar on Deitsch, pursuant to 15 U.S.C. § 78u(d)(6); and

(3)	Permanently enjoin Sean McManus from committing violations of the federal securities laws that the SEC has alleged in the case, including violations of Section 17(a) of the Securities Act and Sections 10(b) and 15(a) of the Exchange Act and Rule 10b-5 thereunder.

As described above, the Consent Judgments leave open for later resolution by the Court upon motion or further settlement the amounts of disgorgement, if any, and/or civil penalties, if any, to be paid as to all Defendants, and whether a penny stock bar shall be imposed as to Sean McManus, and if so, the length of any such bar.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press Release of the Company dated March 22, 2024.
99.2	Resignation Letter of Rik J. Deitsch
104	Cover Page Interactive Data File (formatted as inline XBRL and contained in Exhibit 101)

INDEX OF EXHIBITS

Exhibit No.	Description
99.1	Press Release of the Company dated March 22, 2024
99.2	Resignation Letter of Rik J. Deitsch
104	Cover Page Interactive Data File (formatted as inline XBRL and contained in Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NUTRA PHARMA CORP.

Dated: March 22, 2024	By:	/s/ Michael Flax, DDS
Michael Flax
Chief Executive Officer, Chief Financial Officer and Chairman of the Board